Sub-Item 77 O
Rule 10f-3 Transactions

DREYFUS INVESTMENT GRADE FUNDS, INC. Dreyfus Premier Short Term Income Fund

On September 6, 2007, Dreyfus Investment Grade Funds, Inc. – Dreyfus Premier Short Term Income Fund (the “Fund”) purchased $150,000 in Lowes Companies 5.6% 9/15/12 – Cusip # 548661CM7 (the “Bonds”). The Bonds were purchased from Bank of New York/Capital Markets Inc., a member of the underwriting syndicate offering the Bonds, from their own account. Bank of New York/Capital Markets Inc., an affiliate of the Fund, was a member of the syndicate but received no benefit in connection with the transaction. The following is a list of the syndicate’s primary members:

JP Morgan
Merrill Lynch
Wachovia Securities
Banc of America Securities
BB&T Capital markets
BMO Nesbitt Burns
BNP Paribas BNY Capital Markets
Fifth Third Securities
HSBC Securities
Morgan Keegan
Natcity Invt
SunTrust Robinson Humphrey
US Bancorp Investments
Wedbush Morgan Securities
Wells Fargo

Accompanying this statement are materials presented to the Board of Directors of Dreyfus Investment Grade Funds, Inc.-Dreyfus Premier Short Term Income Fund, which determined that the purchase had been effected in compliance with the Fund’s Rule 10f-3 Procedures, at the Fund’s Board meeting held on October 18, 2007.

Sub-Item 77 O
Rule 10f-3 Transactions

DREYFUS INVESTMENT GRADE FUNDS, INC. Dreyfus Intermediate Term Income Fund

On September 21, 2007, Dreyfus Investment Grade Funds, Inc. – Dreyfus Intermediate Term Income Fund (the “Fund”) purchased $1,465,000 in Comcast Corp 6.3% 11/15/17 – Cusip # 20030NAU5 (the “Bonds”). The Bonds were purchased from Bank of New York/Capital Markets Inc., a member of the underwriting syndicate offering the Bonds, from their own account. Bank of New York/Capital Markets Inc., an affiliate of the Fund, was a member of the syndicate but received no benefit in connection with the transaction. The following is a list of the syndicate’s primary members:

Barclays Capital
Goldman Sachs
Morgan Stanley
ABN AMRO
Banc of America Securities
BNP Paribas
Citigroup Global Markets
Daiwa Securities America
JP Morgan Securities
Lehman Brothers
Merrill Lynch
Mitsubishi UFJ Securities Intl
Royal Bank of Scotland
UBS Securities
Wachovia Capital Markets
BNY Capital Markets
SunTrust Capital Markets
Guzman & Co.
Samuel Ramirez & Co.
Williams Capital Group
Blaylock & Co.
Cabrera Capital Markets
Loop Capital Markets
Muriel Siebert & Co.
MR Beal & CO.

Accompanying this statement are materials presented to the Board of Directors of Dreyfus Investment Grade Funds, Inc.-Dreyfus Intermediate Term Income Fund, which determined that the purchase had been effected in compliance with the Fund’s Rule 10f-3 Procedures, at the Fund’s Board meeting held on October 18, 2007.

Sub-Item 77 O
Rule 10f-3 Transactions

DREYFUS INVESTMENT GRADE FUNDS, INC. Dreyfus Intermediate Term Income Fund

On August 8, 2007, Dreyfus Investment Grade Funds, Inc. – Dreyfus Intermediate Term Income Fund (the “Fund”) purchased $1,725,000 in Merrill Lynch & Co. 6.05% 08/15/12 – Cusip # 59018YJ36 (the “Bonds”). The Bonds were purchased from Bank of New York/Capital Markets Inc., a member of the underwriting syndicate offering the Bonds, from their own account. Bank of New York/Capital Markets Inc., an affiliate of the Fund, was a member of the syndicate but received no benefit in connection with the transaction. The following is the syndicate’s primary member:

Merrill Lynch

Accompanying this statement are materials presented to the Board of Directors of Dreyfus Investment Grade Funds, Inc.-Dreyfus Intermediate Term Income Fund, which determined that the purchase had been effected in compliance with the Fund’s Rule 10f-3 Procedures, at the Fund’s Board meeting held on October 18, 2007.

Sub-Item 77 O
Rule 10f-3 Transactions

DREYFUS INVESTMENT GRADE FUNDS, INC. Dreyfus Intermediate Term Income Fund

On September 6, 2007, Dreyfus Investment Grade Funds, Inc. – Dreyfus Intermediate Term Income Fund (the “Fund”) purchased $1,270,000 in Lowes Companies 5.6% 9/15/12 – Cusip # 548661CM7 (the “Bonds”). The Bonds were purchased from Bank of New York/Capital Markets Inc., a member of the underwriting syndicate offering the Bonds, from their own account. Bank of New York/Capital Markets Inc., an affiliate of the Fund, was a member of the syndicate but received no benefit in connection with the transaction. The following is a list of the syndicate’s primary members:

JP Morgan
Merrill Lynch
Wachovia Securities
Banc of America Securities
BB&T Capital markets
BMO Nesbitt Burns
BNP Paribas BNY Capital Markets
Fifth Third Securities
HSBC Securities
Morgan Keegan
Natcity Invt
SunTrust Robinson Humphrey
US Bancorp Investments
Wedbush Morgan Securities
Wells Fargo

Accompanying this statement are materials presented to the Board of Directors of Dreyfus Investment Grade Funds, Inc.-Dreyfus Intermediate Term Income Fund, which determined that the purchase had been effected in compliance with the Fund’s Rule 10f-3 Procedures, at the Fund’s Board meeting held on October 18, 2007.

DIGF
-DPSTIF
-DITIF

PROPOSED RESOLUTION

RESOLVED, that the transactions engaged in by the Fund, pursuant to Rule 10f-3 under the Investment Company Act of 1940, as amended, hereby is determined to have been effected in compliance with the Procedures adopted by the Board with respect to such transactions.